Exhibit 99.1

Analyst Meeting August 2, 2005

Bill Hecht Chairman and Chief Executive Officer

What's New Higher earnings forecast - '05 $3.80-$4.20 $4.00-$4.20 Initial forecast - '06 $4.30-$4.50 Higher long-term growth rate 3-5% 6-7 % thru 2010 Higher dividend $1.84 $2.00 Stock split 2 for 1

What's Not New Management Culture Operational execution Financial discipline Delivery on Promises Strategic Foresight

Key Questions What is PPL's long-term direction? What is management's focus? How is PPL going to grow? Why own PPL stock?

What We Do Generation in two key markets Northeastern quadrant of U.S. Western U.S. Asset-backed marketing and hedging Regulated delivery Pennsylvania, United Kingdom, Latin America

Two Generation Markets Provide Clear Advantage Less correlated markets Increased returns Reduced risk East Most liquid markets - PJM Largest concentration of assets Quality, low-cost assets West High prices Quality, low-cost assets Scale

A Balanced Business Model Competitive generation Growth opportunity Regulated delivery Stable returns Hedging opportunity Key advantage when wholesale prices fell

International: A Logical Part of the Mix Regulated delivery - a business we know United Kingdom Using operational skills to create value Progressive regulation High return Quality assets Chile Using operational skills to create value Top-line growth Strong economy Satisfied with current international portfolio

Building Blocks for Growth Generation asset upgrades Improved plant availability Expiration of long-term supply contracts Growth of electricity delivered

Why Own PPL Stock 2004A 2005 2006 2010 Target 3.72 4.1 4.4 5.5 6-7% CAGR ('05 - '10) *Midpoint of forecast * * Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations

Agenda PPL's Growth Story - William F. Hecht Second Quarter Results - John R. Biggar Supply Business - James H. Miller Generation - Bryce L. Shriver International Delivery - Rick L. Klingensmith Financial Outlook - John R. Biggar Q&A

John Biggar Executive Vice President and Chief Financial Officer

Strong Second Quarter 2005 Results 2Q 2004 132 2Q 2005 175 Millions Per share Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations. 2Q 2004 0.72 2Q 2005 0.91 Earnings from Ongoing Operations

Increased Per Share Earnings From Ongoing Operations - Second Quarter (Dollars per Share) Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

Supply Segment Second Quarter Earnings Drivers (Dollars per Share) Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

Growth in Second Quarter Delivery Earnings (Dollars per Share) Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

Solid Year-To-Date 2005 Results YTD 6/30/04 317 YTD 6/30/05 381 Millions Per share Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations. YTD 6/30/04 1.75 YTD 6/30/05 1.99 Earnings from Ongoing Operations

Forecast Reflects 10% Increase in Earnings From Ongoing Operations 2004 3.72 2005 4.1 $4.00 - $4.20 EPS Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations Forecast $3.72

Initial Earnings Forecast - 2006 2004* 3.72 2005* 4.1 2006 4.4 EPS Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations Forecast $4.30 - $4.50 *Earnings from ongoing operations $4.00 - $4.20 $3.72

Jim Miller President and Chief Operating Officer

Energy Supply Is a Growing Portion of PPL's Earnings 2005 2006 2007 2010 Supply 0.54 0.63 0.65 0.7 Energy Supply Percentage of PPL Corporation Earnings

Strong Growth in Energy Supply Margins 2004A 2005 2006 2007 2008 2009 2010 1560 1578 1684 1730 1794 1824 2148 Supply Margins (Millions) Key Drivers: 2005-2009 annual POLR increases Plant uprates and availability New wholesale contracts POLR expiration in 2009 $1,560 $1,580 $1,680 $1,730 $1,790 $1,820 $2,150

Key Drivers of Margin Growth 2005 2006 2007 2008 2009 2010 2005 Base 1578 1580 1580 1580 1580 1580 Annual POLR price increases 51 61 78 86 New wholesale contracts 26 46 61 59 127 Plant uprates and availability 23 44 72 95 100 POLR expiration in 2009 343 Supply Margins (Millions)

Improved Earnings and Reduced Risk by Actively Managing Fuel Supply Percent Hedged Average fuel and emissions cost for our generation fleet less than $16/MWh through 2010 90% 84% Current Hedge Percentages 0% 20% 40% 60% 80% 100% 120% Coal Nuclear 2005 2006 2007

Demand Has Pushed SO2 Prices Higher Price per Allowance Jan 03 July 03 Jan 04 July 04 Jan 05 June 05 SO2 Actual SO2 Market 2006 2007 2008 2009 2010

Improved Earnings and Reduced Risk by Actively Managing Emission Allowances Percent Hedged 2005 2006 2007-2010 Avg 105% SO2 NOX

Proactive Coal Supply Management Supports Growth in Margins 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Central Appalachia Southwest PA Central PA Powder River Basin Montana Mine-mouth 20% 5% 27% 38% 10% 2005 Coal Supply Supply region diversity Fleet trains (>1200 cars) Average delivered costs 10% increase from 2005 to 2006 4% annual increase 2006 to 2010

Shrinking Reserve Margins Create More Value for PPL Increasing capacity value Reserve Margin

Additional Value Drivers (Margins) $1 per MW-day change in capacity price post-POLR ~ $3 million per year 1% change in equivalent availability ~ $20 million per year $1 per MWh change in electricity price ~ $10 million per year 2006-2009 ~ $57 million per year in 2010 10 MW increase in baseload generation capacity ~ $4 million per year Asset acquisitions and divestitures Emission allowance opportunities

Bryce Shriver President - PPL Generation

Generation Portfolio Focused on Two Markets Connecticut 243 MW Operating Upgrade Projects Planned Illinois 540 MW New York 159 MW Pennsylvania 9,225 MW 227 MW Total Domestic Generation: 11,822 MW Upgrade Projects Planned: 255 MW Maine 96 MW Arizona 300 MW Montana 1,259 MW 28 MW

Balanced Generation Mix Delivers Low-Cost Electricity Projected 2005 Production 55% 31% 7% 7% Gas/ Oil Coal Hydro Nuclear Generation Type 66% 22% 12% Base-load Intermediate Peaking 2005 average fuel and emission allowance cost of less than $14/MWh

Operational Excellence Delivers Record Generation Record generation 2002, 2003, & 2004 2005 availability > 91% (projected) 2007 target availability = 94% 82% 94% >91% 1% change in availability = $20 million in margin Availability

Susquehanna Delivers Top Quartile Performance Record generation four of the past five years Unit 2 - 677 day continuous operation is the 3rd best in the U.S. 2005 Outage - 26 days INPO Performance Indicator Index 86.2 98.1 98.7 99.0 98.4 99.0 98.6 98.7 99.3 99.3 99.5 98.9 70.0 80.0 90.0 100.0 110.0 2000 2001 2002 2003 2004 2005 April YTD Index Value . Susquehanna Threshold for Top Quartile

Increasing Returns by Investing in the Fleet Millions $ 251 $585 $738 $552 $297 Generation Capital $156 $161 $129 $128 $347 $498 $374 $148 $57 $82 $49 $144 $50 $79 $21 $0 $100 $200 $300 $400 $500 $600 $700 $800 2005 2006 2007 2008 2009 Sustenance Environmental Economic Growth

Emission Controls Are Economically Compelling Annual savings > $70M by 2010 Current SO2 Allowance Price

New Generation Increases Margins Base-Load Unit Upgrade Projects in Progress MW Susquehanna extended power uprate 177 Montour/Brunner Island LP turbine projects 32 Colstrip HP turbine projects 20 Corette turbine upgrades 8 Other minor projects 18 Total 255 255 MW of Additional Generation ~ $100M/Year Increased Margins by 2010

Top Performing Fleet Contributes to Shareowners Operational Excellence 2004 Availability - 91% Future Availability - 94% Increased Generation - 255 MW Environmental Benefits $60M/Yr $100M/Yr $70M/Yr By 2010

Rick Klingensmith President - PPL Global

Energy Delivery WPD (South West) 1.5 million customers United Kingdom WPD (South Wales) 1.1 million customers United Kingdom United Kingdom Del Sur 274,000 customers El Salvador Emel 553,000 customers Chile Elfec S.A. 265,000 customers Bolivia Latin America PPL Electric and PPL Gas Utilities 1.5 million customers Pennsylvania United States

Solid Growth in Electric Delivery Unit Sales (GWH) 2004A 2005 2006 2010 Target Pennsylvania 35902 36600 37300 39900 United Kingdom 28432.7 29321 29672 30789.5 Latin America 3999 4223 4399 5167.6 Thousands CAGR 4.5% 1.3% 1.8% 68.3 70.1 71.4 75.9

Impressive International Delivery Performance Since 2002, earnings from ongoing operations have increased 133% 2002 2005 est. Earnings per share $0.44 ? $1.00 - $1.05

85% of International Earnings from United Kingdom Operations United Kingdom Strong economy (rated "AAA") and strong currency Well established regulatory framework Western Power Distribution Best-run electric delivery utility in the UK Award winning customer service

Latin America Investment Primarily in Chile Chile 5.5% to 6% per year real GDP growth Strong central bank (rated "A") Highest growth rate in electricity delivery El Salvador and Bolivia "Dollarized" economy in El Salvador Bolivian operations remain profitable

Certain and Transparent Regulatory Frameworks In the United Kingdom 5 year tariff cycles (next adjustment in 2010) Tariffs adjust with inflation Incentive regulation Capital expenditures plan reflected in rates In Latin America 4 and 5 year tariff cycles (next adjustments in 2008 and 2009) Tariffs adjust with inflation

International Delivery Works for PPL Concentration in the United Kingdom and Chile Regulatory structures have well-defined cycles and are incentive-based Cost effective, profitable operations Solid earnings contributor through active management

John Biggar Executive Vice President and Chief Financial Officer

Superior Total Shareowner Return S&P 500 Index PPL Corporation 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 6/30/05 Value of Investment ($)

Improving Cash from Operations 2005 2006 2007 2008 2009 2010 Cash from operations available to meet corporate cash needs 1110 1230 1300 1325 1520 1600 Free Cash Flow Before Dividends 0 -60 180 610 780 Cash from operations related to transition bond maturities 265 288 300 305 0 0 $ Millions Note: See Appendix for the reconciliation of cash flow measures

Cash Flow Forecast $ Millions 2005 2006 2007 2008 2009 2010 Free cash flow before dividends 430 -5 -60 180 610 780 Note: See Appendix for the reconciliation of cash flow measures $2.2 Billion of available credit facilities

Strengthening Balance Sheet Through 2010 Total debt reduced by $330 million Equity grows by $2.1 billion

Improving Credit Metrics (PPL Energy Supply) Includes the impact of about $700 million in stock buybacks through 2010 Note: See Appendix for FFO definition

Key Drivers/Assumptions Through 2010 Increased prices and volume for POLR sales Capacity additions and improved capacity factors Increased fuel and O&M costs Loss of synfuel tax credits after 2007 Expiration of supply contracts provides opportunity to remarket generation at higher prices

Why Own PPL Stock 2004A 2005 2006 2010 Target 3.72 4.1 4.4 5.5 6-7% CAGR ('05 - '10) *Midpoint of forecast * * Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations

$1 per MW-day change in capacity price post-POLR ~ $3 million per year 1% change in equivalent availability ~ $20 million per year $1 per MWh change in electricity price ~ $10 million per year 2006-2009 ~ $57 million per year in 2010 10 MW increase in baseload generation capacity ~ $4 million per year Asset acquisitions and divestitures Emission allowance opportunities Additional Value Drivers (Margins)

Why Own PPL Stock Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations 2004A 2005 2006 2010 Target 3.72 4.1 4.4 5.5 *Midpoint of forecast * * 6-7% CAGR 6-7%+ CAGR Upside $5.50+

Appendix

Ongoing Earnings vs Reported Earnings A-1 (Millions of Dollars)

Per Share Earnings Ongoing vs. Reported Earnings (Dollars Per Share) A-2

Increased Year-to-Date Per Share Earnings from Ongoing Operations (Dollars per Share) A-3

Ongoing Earnings vs Reported Earnings (Millions of Dollars) A-4

Per Share Earnings Ongoing vs. Reported Earnings (Dollars per Share) A-5

Supply Segment YTD June 30, 2005 Earnings Drivers (Dollars per Share) A-6

Delivery Segment YTD June 30, 2005 Earnings Drivers (Dollars per Share) A-7

2002 2003 2004 2005 Supply 0.75 0.73 0.62 0.540000000131482 Delivery 0.13 0.06 0.12 0.21 International 0.12 0.21 0.26 0.25 $3.54 $3.71 $3.72 Segment Data - Per Share Earnings from Ongoing Operations $4.00 - $4.20 Forecast A-8

2003 Supply Delivery International Total Earnings from Ongoing Operations $2.70 $0.24 $0.77 $3.71 Unusual Items 0.20 (0.03) 0.36 0.53 Earnings - Reported $2.90 $0.21 $1.13 $4.24 2002 Supply Delivery International Total Earnings from Ongoing Operations $2.66 $0.44 $0.44 $3.54 Unusual Items (0.33) (0.13) (1.72) (2.18) Earnings - Reported $2.33 $0.31 ($1.28) $1.36 2004 Supply Delivery International Total Earnings from Ongoing Operations $2.31 $0.43 $0.98 $3.72 Unusual Items (0.03) 0.08 0.05 Earnings - Reported $2.28 $0.43 $1.06 $3.77 Reconciliation of Segment Earnings from Ongoing Operations and Reported Earnings A-9

* The 2005 earnings forecast includes charges for the PJM billing dispute, the NorthWestern litigation and the stock-based compensation adjustment, which were recorded in the first quarter of 2005, and a charge for the Sundance plant sale recorded in the second quarter of 2005. A-10 Reconciliation of PPL's Reported Earnings and Earnings from Ongoing Operations

Reconciliation of Cash from Operations to Free Cash Flow before Dividends A-11

Reconciliation of GAAP and Adjusted Equity to Total Capitalization Ratios Forecast 12/31/04 6/30/05 12/31/05 GAAP Equity to Total Capitalization Ratio 36% 38% 39% (millions of dollars) Adjustments to Debt Less Non-Recourse Debt: Transition Bonds 1,158 1,017 834 International 2,332 2,187 2,180 Adjusted Equity to Total Capitalization Ratio 50% 52% 53% A-12

2001 2002 2003 2004 2005 New 2005 Core Operations 1.06 1.44 1.54 1.64 1.84 2 $/share Annualized Expected to reach 50% payout in 2006 Strong Dividend Growth *Annualized level beginning with the dividend payable October 1, 2005 17% CAGR since 2001 * A-13

Generation Portfolio Focused on Two Markets Coal 683 Hydro 576 Montana 1,259 MW Oil 52 Hydro 44 Maine 96 MW Coal (2005-2008) 28 Montana 28 MW Coal 3,814 Nuclear 2,120 Gas (Comb Cycle) 582 Oil 1,670 CTs 451 QFs 295 Hydro 293 Pennsylvania 9,225 MW Connecticut 243 MW Operating Upgrade Projects Planned Illinois 540 MW Gas (CTs) 540 Arizona 300 MW Gas (Comb Cycle) 300 New York 159 MW Gas (CTs) 159 Nuclear (2005-2010) 177 Coal (2006-2008) 50 Pennsylvania 227 MW Gas (CTs) 243 Total Domestic Generation: 11,822 MW Upgrade Projects Planned: 255 MW A-14

Visible Growth Opportunities Increases in POLR prices under contract with PPL Electric Utilities 2002 2003 2004 2005 2006 2007 2008 2009 42.3 42.7 43.3 44.1 47.8 48.4 49.1 50.2 ($/MWh) Increases in POLR volumes A-15

Capital Expenditures by Business Segment Millions of Dollars A-16 Supply Pennsylvania Delivery International Delivery Actual Forecast

Growing Base of Energy Delivery Customers 2004A 2005 2006 2010 Target Pennsylvania 1420000 1440000 1450000 1525000 United Kingdom 2536927 2587623 2607030 2692994 Latin America 1071330 1105532 1136753 1283064 Millions CAGR 3.0% 1.0% 1.2% 5.03 5.14 5.20 5.50 A-17

PPL Electric Utilities Rate Case Summary Allowed to recover 90% of total rate request A-18

Highest Quality Customer Service J.D. Power Awards 11 awards for customer satisfaction More awards than any utility in the country American Customer Satisfaction Index (ACSI) 5 awards Highest scoring combination utility each year Highest overall utility score in 2005 Charter Mark Award in the United Kingdom 5 awards for superior customer service Only electric delivery company to hold this distinction A-19

International and Domestic Electric Delivery A-20

Credit Ratings A-21

Credit Ratings (cont.) A-22

Definitions of Financial Measures "Earnings from ongoing operations" excludes the impact of unusual items. Earnings from ongoing operations should not be considered as an alternative to net income, or reported earnings, which is an indicator of operating performance determined in accordance with GAAP. PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL's underlying earnings performance as another criterion in making their investment decisions. PPL's management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance. "Free cash flow before dividends" is derived by deducting the following from cash flow from operations: capital expenditures (net of disposals, but adjusted to include lease financing) and repayment of transition bonds. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends is an important measure to both management and investors since it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner. "Funds from Operations," or "FFO," represents cash from operations for PPL, adjusted to exclude cash from operations from PPL Electric Utilities Corporation (PPL Electric) and PPL's U.K. affiliates (WPD) but to include dividends from PPL Electric and WPD; and this total is adjusted to exclude changes in working capital. FFO should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL's calculation of FFO is based on its internal assessment of how a credit rating agency might calculate FFO, and should not be construed as the actual calculation performed by any credit rating agency. The credit rating agencies and other companies may calculate FFO in a different manner. A-23

Forward-Looking Information Statement Statements contained in this presentation, including statements with respect to future earnings, revenues, expenses and pension costs, net income, credit profile, dividends, electric rates, capital structure, cash flows, cash from operations, capital expenditures, energy prices, supply, sales, margins and deliveries, growth, international investment, new technology, project development, asset disposition, corporate strategy, financings, risk management, liquidity, accounting treatment, credit ratings, performance, financial results and contribution of domestic and foreign subsidiaries and new ventures, business disposition, taxes, and electric generating capacity and performance, and other statements which are statements of other than historical facts, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties and actual results may differ materially from the results discussed in the statements. In addition to the factors discussed in this presentation, the following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic conditions in states, regions and countries where PPL Corporation or its subsidiaries conduct business; receipt of necessary government permits, approvals and rate relief; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or national or regional economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission. A-24